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                                                                    Exhibit 99.1


                    [LOGO] MERCANTILE BANKSHARES CORPORATION



..  OVERVIEW OF MERCANTILE BANKSHARES CORPORATION

     1. Brief Description

     2. Corporate Fact Sheet

     3. Six Year Statistical Summary

     4. Composition of Assets and Liabilities

     5. Profitability

     6. Capital Strength

     7. Asset Quality

     8. Noninterest Revenues

                    [LOGO] MERCANTILE BANKSHARES CORPORATION

                               BRIEF DESCRIPTION

Mercantile Bankshares Corporation, with $10.8 billion in assets, is a regional multibank holding company with headquarters in Baltimore, Maryland. It is comprised of Mercantile-Safe Deposit and Trust Company, 19 community banks and a mortgage banking company. Sixteen banks are located in Maryland, three are in Virginia, and one is in southern Delaware. Our largest bank, Mercantile-Safe Deposit and Trust Company, represents approximately 40% of total assets and operates 22 offices in Maryland and one commercial office in Pennsylvania.

Mercantile Bankshares Corporation emphasizes long-term customer relationships founded on value-added service and focuses on those traditional services it performs well. This emphasis on relationship banking makes moderate-sized and family-owned businesses a particularly important market for Mercantile affiliate banks.

Nearly all of our substantial investment and wealth management operations and more specialized corporate banking services are provided by our largest bank, Mercantile-Safe Deposit and Trust Company.

Relationship-oriented banking is effectively carried out through all our community banks, each of which has its own name, management, Board of Directors and historical ties to the families, businesses and institutions which make up its community. At the same time, community banks, through their association with Mercantile Bankshares Corporation, are able to provide its customers with the sophisticated banking services and financial resources of a major banking organization.

As a matter of policy, Mercantile affiliates lend almost exclusively within their market areas. We have never made foreign loans. Primary corporate objectives are to maintain capital strength, achieve superior profitability and high asset quality and avoid undue risk. We believe that growth is a by-product of meeting these objectives.

For the year ended 2002, of the top 50 Banking Companies*, Mercantile ranked 49th in end of period assets and 41st in net income. We ranked 7th in return on assets, 1st in common average tangible equity to average tangible assets ratio, and due to our very large equity base, 37th in return on equity. In terms of efficiency of operations, we ranked 3rd.

For the year ended 2002, Mercantile reported increased earnings for the 27th consecutive year. In June 2002, the quarterly dividend rate was increased by 7% to $.30 per share.This marks the 26th consecutive year of dividend increases.



* Based on total assets at December 31, 2002 as reported by SNL Financial LLC, February 27, 2003.

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                                                                               2

                    [LOGO] MERCANTILE BANKSHARES CORPORATION

                              CORPORATE FACT SHEET
                                DECEMBER 31, 2002

Affiliates:                                         20 Bank Affiliates,
                                                      185 Banking Offices.

Total Assets:                                       $10,790,376,000

Total Loans:                                        $7,312,027,000

Total Deposits:                                     $8,260,940,000

Total Capital:                                      $1,324,358,000
(All common shareholders' equity)

Diluted Earnings Per Share:                         $2.72
(Trailing 12 mos.)

Dividend Per Share (Indicated rate):                $1.20

Return on Avg. Assets:                               1.88%

Return on Avg. Equity:                              15.12%

Avg. Equity to Avg. Assets:                         12.43%

Net Charge-offs to Period-End Loans:                  .26%

Allowance for Loan Losses
to Period-End Loans:                                 1.90%

Common Shares Outstanding:                          68,836,092

Holders of Record:                                  9,200

Average Daily Volume Traded:                        235,800
(Trailing 12 mos.)

Book Value Per Share:                               $19.24

Market Value (Close):                               $38.59

% Market to Book:                                   200.6%

Price/Earnings Ratio:                               14.2x
(Trailing 12 mos.)

Yield (Indicated dividend rate):                    3.1%

Ratings on Parent Company Commercial Paper:         Standard & Poor's                     A1
                                                    Moody's                               P1

Ratings on Certificates of Deposit                                                        Long-term/Short-term
of the largest affiliate bank,                                                            --------------------
Mercantile-Safe Deposit and Trust Co.:              Standard & Poor's                     AA Minus/A1 Plus
                                                    Moody's                               Aa3/P1

Ticker Symbol:                                      MRBK
Investor Relations e-mail:                          investor.relations@mercantile.net
Web-site address:                                   http://www.mercantile.com


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                                                                               3

                    [LOGO] MERCANTILE BANKSHARES CORPORATION

                          SIX YEAR STATISTICAL SUMMARY

For Period Ended              (Dollars in millions except net income and per share data)    5 Yr.
December 31,                    1997      1998      1999      2000      2001      2002       CGR
----------------              --------  --------  --------  --------  --------  --------   -------
Total Assets,
 daily average                $  6,829  $  7,261  $  7,629  $  8,299  $  9,227  $ 10,123      8.2%
Deposits,
 daily average                   5,449     5,715     5,896     6,197     7,049     7,632      7.0
Loans, daily average             4,822     5,005     5,377     6,170     6,833     7,089      8.0
Net Income
 (in thousands)                132,043   147,128   157,737   175,230   181,295   190,238      7.6
Diluted Earnings
 per Share                        1.85      2.05      2.27      2.51      2.55      2.72      8.0
Diluted Cash Earnings
 per Share/a/                     1.88      2.10      2.33      2.59      2.67      2.72      7.7
Dividends per Share                .77       .86       .94      1.02      1.10      1.18      8.9

Ratios

Dividend Payout
 per Share                       41.62%    41.95%    41.41%    40.64%    43.14%    43.38%
Return on
 Average Assets                   1.93      2.03      2.07      2.11      1.96      1.88
Return on
 Average Equity                  14.90     15.21     16.23     16.62     15.15     15.12
Return on Average
 Tangible Equity/b/              15.74     16.34     17.50     18.22     17.43     16.47
Average Equity
 to Assets                       12.98     13.32     12.74     12.70     12.97     12.43
Average Tangible
 Equity to Assets                12.57     12.77     12.18     12.02     11.97     11.53
Efficiency Ratio/a/              47.94     46.12     45.78     43.87     45.10     46.17

                                                                                            5 Yr.
As of December 31,              1997      1998      1999      2000      2001      2002       CGR
------------------            --------  --------  --------  --------  --------  --------   -------
Book Value                    $  13.01  $  14.07  $  14.19  $  16.50  $  17.63  $  19.24      8.1%
Market Price                     39.13     38.50     31.94     43.19     43.04     38.59      (.3)
% Market Price
 to Book                         300.7%    273.6%    225.1%    261.8%    244.1%    200.6%
Price/Earnings                    21.1x     18.8x     14.1x     17.2x     16.9x     14.2x
 (Using trailing 12 mos. earnings)

/a/ Excludes amortization expense related to goodwill.
/b/ Excludes balances and amortization expense related to goodwill.

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                                                                               4

                    [LOGO] MERCANTILE BANKSHARES CORPORATION

                      COMPOSITION OF ASSETS AND LIABILITIES


ASSET DEPLOYMENT AND SOURCES OF FUNDS (in percentages)

As of December 31,                       1998      1999      2000      2001       2002
------------------                      ------    ------    ------    ------     ------
ASSETS
  Earning Assets:
    Loans                                   68%       72%       75%       70%        68%
    Investment securities                   26        23        19        24         24
    Federal funds sold and
     other liquid assets                     1        --        --         2          2
  Non-earning assets                         5         5         6         4          6
                                        ------    ------    ------    ------    -------

                                           100%      100%      100%      100%       100%
                                        ======    ======    ======    ======    =======
    Total Assets
     ($ in millions)                    $7,610    $7,895    $8,938    $9,929    $10,790
                                        ======    ======    ======    ======    =======

LIABILITIES
  Interest-bearing
   deposits                                 60%       57%       58%       56%        57%
  Other interest-bearing
   funds                                     7        12        10        12         10
  Noninterest-bearing
   deposits                                 18        18        18        19         20
  Other liabilities                          2         1         1         1          1
SHAREHOLDERS' EQUITY                        13        12        13        12         12
                                        ------    ------    ------    ------    -------

                                           100%      100%      100%      100%       100%
                                        ======    ======    ======    ======    =======
    Total Liabilities and
     Shareholders' Equity
      ($ in millions)                   $7,610    $7,895    $8,938    $9,929    $10,790
                                        ======    ======    ======    ======    =======


COMPOSITION OF LOAN PORTFOLIO (in percentages)

As of December 31,                       1998      1999      2000      2001       2002
------------------                      ------    ------    ------    ------     ------
Commercial                                35.9%     34.7%     33.1%     32.3%      31.4%
Commercial real estate                    20.6      21.4      21.1      26.3       27.6
Construction                              10.7      11.4      12.3       9.4       11.1
Residential real estate                   16.7      15.4      16.3      15.4       14.6
Home equity lines                          2.7       2.6       2.5       2.8        3.3
Consumer                                  11.9      12.4      12.4      11.6       10.6
Lease financing                            1.5       2.1       2.3       2.2        1.4
                                        ------    ------    ------    ------    -------

                                         100.0%    100.0%    100.0%    100.0%     100.0%
                                        ======    ======    ======    ======    =======

Total Loans ($ in millions)             $5,195    $5,712    $6,693    $6,906    $ 7,312
                                        ======    ======    ======    ======    =======

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                                                                               5

                    [LOGO] MERCANTILE BANKSHARES CORPORATION

                                  PROFITABILITY
                   Mercantile vs. Keefe, Bruyette Peer Group*

RETURN ON ASSETS (Net Income/Average Assets)

[GRAPH]

                       1998      1999      2000      2001     2002
                       ----      ----      ----      ----     ----
Mercantile %           2.03      2.07      2.11      1.96     1.88
     Keefe %           1.33      1.25      1.20      1.31      N/A


RETURN ON EQUITY (Net Income/Average Equity)

[GRAPH]
                       1998       1999      2000      2001      2002
                       ----       ----      ----      ----      ----
Mercantile %          15.21      16.23     16.62     15.15     15.12
     Keefe %          14.43      15.56     17.57     16.79       N/A

EFFICIENCY RATIO [Recurring nonint. expense/(Recurring nonint. income + Taxable equivalent net int. income)]

[GRAPH]
                       1998       1999      2000      2001      2002
                       ----       ----      ----      ----      ----
Mercantile %/a/       46.12      45.78     43.87     45.10     46.17
     Keefe %          56.92      58.51     58.07     57.58       N/A

* Keefe, Bruyette Peer Group: $5-10 Billion Source: Keefe Bankbook, 2001, 21 Companies.

/a/ MRBK figures exclude amortization expense related to goodwill. N/A Not Available.

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                                                                               6
                    [LOGO] MERCANTILE BANKSHARES CORPORATION

                                CAPITAL STRENGTH
                   Mercantile vs. Keefe, Bruyette Peer Group*

EQUITY/ASSETS (Average Equity/Average Assets)

[GRAPH]
                       1998       1999      2000      2001      2002
                       ----       ----      ----      ----      ----
Mercantile %          13.32      12.74     12.70     12.97     12.43
     Keefe %           9.19       8.23      7.97      8.57       N/A

TIER 1 CAPITAL RATIO+

[BAR CHART]
                      1998       1999      2000      2001    2002
                      ----       ----      ----      ----    ----
Mercantile %          17.9       16.5      15.8      15.4    15.0
     Keefe %          12.0       10.8      10.7      10.6     N/A

 + Tier 1 equity (shareholders' equity less goodwill) as a percentage of risk-adjusted total assets.
 * Keefe, Bruyette Peer Group: $5-10 Billion Source: Keefe Bankbook, 2001, 21 Companies.
N/A Not Available.

                    [LOGO] MERCANTILE BANKSHARES CORPORATION

                                  ASSET QUALITY
                   Mercantile vs. Keefe, Bruyette Peer Group*

PERIOD-END NONPERFORMING ASSETS AS A % OF LOANS +

[GRAPH]

                   1998      1999       2000     2001       2002
                   ----      ----       ----     ----       ----
Mercantile %        .43       .36        .47      .48        .46
     Keefe %        .52       .48        .58      .58        N/A

NET CHARGE-OFFS /(RECOVERIES) AS A % OF AVERAGE LOANS

[GRAPH]

                   1998      1999       2000     2001       2002
                   ----      ----       ----     ----       ----
Mercantile %        .13       .12        .04      .15        .27
     Keefe %        .27       .27        .31      .35        N/A

PERIOD-END ALLOWANCE AS A % OF PERIOD-END LOANS

[GRAPH]

                   1998      1999       2000     2001       2002
                   ----      ----       ----     ----       ----
Mercantile %       2.16      2.07       2.07     2.05       1.90
     Keefe %       1.47      1.35       1.42     1.42        N/A

PERIOD-END ALLOWANCE AS A % OF PERIOD-END NONPERFORMING LOANS

[GRAPH]

                     1998      1999       2000     2001       2002
                     ----      ----       ----     ----       ----
Mercantile %       527.73    616.85     456.49   429.73     415.33
     Keefe %       321.43    375.17     296.77   271.09        N/A


+ Nonperforming assets include nonaccrual loans, renegotiated loans and OREO. For this purpose total loans have been defined to include other real estate owned.
* Keefe, Bruyette Peer Group: $5-10 Billion Source: Keefe Bankbook, 2001, 21 Companies.
N/A  Not Available.

                    [LOGO] MERCANTILE BANKSHARES CORPORATION

                              NONINTEREST REVENUES
                   Mercantile vs. Keefe, Bruyette Peer Group*

TOTAL RECURRING NONINTEREST INCOME AS A % OF ADJUSTED RECURRING INCOME+

[GRAPH]

                    1998       1999      2000      2001          2002
                    ----       ----      ----      ----          ----
Mercantile %       23.24      24.50     23.22     24.96         24.18
     Keefe %       26.39      29.29     27.48     28.87           N/A

INVESTMENT AND WEALTH MANAGEMENT REVENUES AS A % OF RECURRING NONINTEREST INCOME

[GRAPH]

                    1998       1999      2000      2001          2002
                    ----       ----      ----      ----          ----
Mercantile %       53.42      53.63     55.67     49.09         47.89
     Keefe %       23.03      19.86     24.13     33.11           N/A

INVESTMENT AND WEALTH MANAGEMENT REVENUES

                                    [GRAPH]

             1988     1989     1990     1991     1992     1993     1994     1995
Revenues  $27,466  $30,373  $32,453  $33,541  $38,370  $40,105  $42,990  $44,035

             1996     1997     1998     1999     2000     2001     2002
Revenues  $46,244  $51,547  $58,018  $65,036  $69,850  $69,331  $68,435

+ Adjusted recurring income consists of taxable equivalent net interest income and recurring noninterest income.
* Keefe, Bruyette Peer Group: $5-10 Billion Source: Keefe Bankbook, 2001, 21 Companies.
N/A  Not Available.